UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2011

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 26

Financial Statements page 61

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in bonds

Fund Inception:

November 7, 1973

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

Market Conditions

Fixed-income markets rallied through the start of 2011, fueled by the Federal Reserve Board’s (the Fed) large-scale asset purchase program, known more technically as “quantitative easing.” Riskier assets were the primary beneficiaries of the program, and high-yield bonds and equity-sensitive convertible bonds posted robust returns in the first half of the reporting period. However, the continued release of weaker-than-expected domestic economic data, combined with Standard & Poor’s downgrade of long-term U.S. debt and ongoing sovereign debt concerns in Europe, weighed on the financial markets. In the final months of the period, investors exited riskier assets, including credit and structured securities, preferring the quality and liquidity of U.S. Treasury securities. The Treasury market received additional support from the latest Fed stimulus program, “Operation Twist.” The program calls for the Fed to purchase long-term Treasuries and sell the same amount of short-term Treasuries in an effort to drive down longer-term interest rates and keep short-term rates at current or higher levels.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Core Plus Bond Fund returned 4.42% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.26% for the period, but it outperformed the 3.53% average return of funds in its peer group, the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

From a sector perspective, the fund’s Treasury allocation was among the largest contributors to return. In particular, we favored longer-term Treasuries, which helped support our overall long duration strategy (price sensitivity to interest rate changes) — a decision that contributed significantly to the fund’s performance. During the second and third quarters of 2011, the

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market’s flight-to-quality sentiment sent U.S. Treasury yields tumbling (and prices rising). The yield decline was greatest among longer-term Treasuries, and the fund’s longer-duration securities benefited. (When yields decline, longer-duration securities and strategies tend to realize greater price appreciation.) In addition, the fund’s allocation to 30-year mortgage-backed securities (MBS) was a contributor to return. Within the MBS sector, we maintained a modest tilt toward higher-coupon issues to boost the fund’s yield. Within the fund’s allocation to investment-grade corporate bonds, security selection within the financial sector contributed favorably to fund performance.

A small, out-of-benchmark allocation to equity-sensitive preferred securities generated a modestly negative contribution to the fund’s return. Performance among these securities mirrored that of the equity markets, which declined sharply in the second half of the period. Out-of-benchmark exposure to high-yield financials and industrials also were among the weakest contributors to the fund’s return, as soft economic data and sovereign-debt concerns in Europe weighed heavily on the markets. Overall, we maintained significant high-yield exposure, focusing on higher-quality credits within the sector. Our goal is to maintain a significant yield advantage in the portfolio, but with less price sensitivity to the high-yield market as a whole. The fund’s holdings in investment-grade corporate bonds in the industrial sector detracted from performance, primarily due to our focus on securities with lower investment-grade quality ratings. The fund’s super senior higher-quality commercial mortgage-backed securities (CMBS) weighed on overall returns, as the CMBS market came under pressure in a risk-averse environment.

In terms of derivatives exposure, we established a 6% short (sell) position in the euro in late spring. We believe the euro is likely to come under additional pressure as European authorities address the sovereign debt problems in peripheral Europe and seek to bolster bank capital. Monetary policy easing also may put downward pressure on euro trading levels. In our view, the euro zone debt problems represent the most likely sources of risk to the fund’s holdings, and this short euro position offers a hedge against the possibility of a pronounced selloff of riskier assets if sovereign debt concerns escalate.

Outlook

We expect to maintain underweight positions in government securities and overweight positions in investment-grade, high-yield and CMBS in the foreseeable future. We believe the portfolio is well positioned for a longer-term U.S. and global market recovery. Our goal is to maintain liquidity, which gives us the flexibility to move in and out of specific markets and sectors.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
NAV	4.42%	7.97%	6.08%
With 4.50% Maximum Sales Charge	-0.28	6.98	5.59

Class B (Inception 9/13/93)
NAV	3.60	7.18	5.30
With CDSC[1]	-1.38	6.87	5.30

Class C (Inception 12/30/94)
NAV	3.56	7.16	5.29
With CDSC[1]	2.56	7.16	5.29

Class Y (Inception 12/30/94)
NAV	4.65	8.26	6.42

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[2]	5.26	6.53	5.66
Morningstar Int.-Term Bond Fund Avg.[3]	3.53	5.63	5.10

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 9/30/2011
Aaa	44.9
Aa	5.3
A	10.1
Baa	19.9
Ba	13.3
B	3.2
Caa & Lower	0.0
Not Rated	0.3
Short-Term and Other	3.0

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Duration	% of Net Assets as of 9/30/2011
1 year or less	4.5
1-5 years	53.2
5-10 years	29.9
10+ years	12.4
Average Effective Duration	5.9 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.90%	0.90%
B	1.65	1.65
C	1.65	1.65
Y	0.65	0.65

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Morningstar Int.-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Associate Manager:

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in below investment-grade fixed-income securities

Fund Inception:

February 22, 1984

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

Market Conditions

Early in the period, strong corporate earnings and positive economic news laid the groundwork for positive returns in the credit sector, while the Federal Reserve Board’s (the Fed) second large-scale asset purchase program — known as quantitative easing or “QE2” helped calm investors. Bumps emerged along the way — namely, political upheaval in the Middle East and North Africa and supply-chain disruptions originating in Japan — but positive economic data helped moderate concerns. A few months later, negative housing, inflation and employment data suggested the U.S. economy was slowing, while the expiration of QE2 in June generated uncertainty. The final months of the period were especially harsh, due to slower-than-expected global economic growth. Standard & Poor’s downgrade of U.S. debt and persistent fears of a euro zone default further roiled markets. Market liquidity tightened, and a flight to perceived safety pushed U.S. Treasury yields to historical lows.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles High Income Fund returned -3.30% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 1.78% for the period. The fund also underperformed the 0.77% average return of funds in its peer group, the Morningstar High Yield Bond category.

Explanation of Fund Performance

The fund’s duration (price sensitivity to interest rate changes) strategy contributed positively to performance for the period. Specifically, a longer-than-benchmark duration enhanced performance as interest rates fell throughout the period. (When interest rates fall, funds with longer duration strategies tend to experience greater price appreciation.) Below-investment-grade mortgage-backed securities also contributed positively.

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High-yield industrial issues were significant performance detractors, hurt by the flight to quality, with names in the communications, consumer cyclical, basic industry and consumer non-cyclical industries suffering most. Certain high-yield financial holdings also hampered results. Out-of-benchmark allocations to equities, preferred securities and equity-sensitive convertibles hurt return relative to the benchmark when the equity market sold off late in the period. An out-of-benchmark allocation to non-U.S.-dollar securities also hindered results. Poor returns from issues denominated in the Mexican peso, euro, Brazilian real, South Korean won and Canadian dollar muted gains from certain issues denominated in the Philippine peso, Colombian peso and Australian dollar.

In terms of derivatives, hedging strategies helped offset downside risk on the fund’s non-U.S.-dollar-denominated securities in the euro zone. Overall, the strategies were successful and benefited performance.

Outlook

Pronounced market illiquidity, re-pricing of risk assets for slower global growth, the effects of the Fed’s latest stimulus plan, named “Operation Twist,” and events in Europe are among the themes we will focus on through year-end. Growth expectations for the U.S. and other developed economies remain lackluster, as high volatility and an uncertain business environment persist. Geopolitical factors are further clouding the outlook. Details of new regulations (healthcare reform and the Dodd-Frank Act and Basel III financial regulation) have yet to be implemented, and election posturing in the U.S. will likely begin to overshadow policy formulation.

While our base case for economic growth for the remainder of 2011 and into 2012 remains less than robust, we believe there are many long-term, fundamentally stable or improving credits that currently offer attractive relative value. Default expectations are historically low, many corporate balance sheets remain strong and companies are behaving conservatively given the uncertain business climate. These are all factors that can potentially benefit bondholders.

Although the Fed has signaled that it remains accommodative on a number of fronts in the short term, we believe U.S. interest rates are currently in a period of transition, with a bias higher over the long term. We will continue to pursue what we believe are less market-sensitive securities, seeking to own credits that move independent of the general market, regardless of the direction of rates. As macroeconomic fears and illiquidity feed periods of price declines, we intend to use these opportunities to increase allocations to fundamentally sound credits. Our conviction in opportunistic investing driven by fundamental research has not changed, and we remain steadfast in our long-term approach.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	5 Years	10 Years	Since Class Y Inception[5]

Class A (Inception 2/22/84)
NAV	-3.30%	4.78%	6.39%	—
With 4.50% Maximum Sales Charge	-7.63	3.82	5.89	—

Class B (Inception 9/20/93)
NAV	-4.04	3.97	5.58	—
With CDSC[1]	-8.58	3.66	5.58	—

Class C (Inception 3/2/98)
NAV	-4.02	4.03	5.59	—
With CDSC[1]	-4.93	4.03	5.59	—

Class Y (Inception 2/29/08)
NAV	-2.86	—	—	5.28%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index[2]	1.78	7.08	8.78	9.02
Morningstar High Yield Bond Fund Avg.[3]	0.77	4.74	6.93	6.02

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 9/30/2011
Aaa	5.5
Aa	3.5
A	8.1
Baa	7.2
Ba	24.9
B	30.7
Caa & Lower	9.1
Not Rated	4.6
Short-Term and Other	6.4

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/2011
1 year or less	8.5
1-5 years	22.4
5-10 years	31.2
10+ years	37.9
Average Effective Maturity	11.3 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.20%	1.15%
B	1.94	1.90
C	1.95	1.90
Y	0.93	0.90

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

Market Conditions

High volatility stemming from the U.S. debt downgrade, euro policymakers’ continual piecemeal approach to combat the ongoing debt crisis in Europe and outflows from emerging markets led to market uncertainty and deteriorating sentiment in the final months of the reporting period. Several asset categories that held up well for a majority of the period also succumbed to sellers in late August, including emerging market corporate debt and non-Japan Asian currencies. Credit spreads (the difference in yields between Treasury and non-Treasury securities of similar maturity) slowly widened during the summer and accelerated in early August, as a flight to quality pushed government bond yields lower in the United States and Germany.

Through the end of spring 2011, the U.S. dollar and Japanese yen underperformed other developed and emerging market currencies. This trend changed during the summer selloff, and the dollar and yen appreciated. In addition, a selloff in commodity prices led to the depreciation of currencies in Australia, Canada and Norway.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles International Bond Fund returned 2.70% at net asset value. The fund underperformed its benchmark, the Barclays Capital Global Aggregate, ex-USD Bond Index, which returned 3.33% for the period. The fund outperformed the 1.45% average return of funds in its peer group, the Morningstar World Bond category.

Explanation of Fund Performance

Country allocation was a chief source of fund performance. In particular, the fund’s underweight positions in European and Japanese local markets aided the 12-month return. In addition, due to strong performance from U.S. Treasury markets, security selection in this sector boosted returns. In addition, our overall preference for higher-quality securities had a

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positive impact on the fund’s return. From a currency perspective, an underweight position in the Australian dollar, the Canadian dollar and the euro were positive influences on performance.

By contrast, an underweight in the Japanese yen detracted from performance, given the strong positive returns the yen generated during the period. In addition, as bond yields fell, the fund’s relatively short duration (price sensitivity to interest rate changes) in the euro-denominated Treasury market dragged down performance. (When yields decline, longer duration strategies tend to realize greater price appreciation.) In addition, an overweight in corporate bonds was a performance detractor. Spreads widened during the period, and the corporate sector’s contribution to return was slightly negative.

To better align the currency exposure of specific holdings, we traded foreign currency contracts throughout the 12-month period. These derivative securities are regular components of the fund’s currency strategy.

Outlook

In the euro zone, we continue to closely monitor the mounting sovereign debt problems and the steps European policymakers will take next to stanch the crisis. Sovereign risk fears have extended to Italy, Europe’s largest bond market, while a likely default in Greece continues to fuel investors’ flight-to-quality sentiment. We will also maintain a watchful eye on the Chinese economy, as a significant deceleration in its growth could have negative implications for the global economic recovery. We intend to marginally increase the fund’s risk exposure via specific credit purchases, as illiquidity and forced selling are generating price discrepancies in bonds we believe are desirable.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	Since Inception

Class A (Inception 2/1/08)
NAV	2.70%	5.93%
With 4.50% Maximum Sales Charge	-1.96	4.61

Class C (Inception 2/1/08)
NAV	1.87	5.10
With CDSC[1]	0.90	5.10

Class Y (Inception 2/1/08)
NAV	3.06	6.17

Comparative Performance
Barclays Capital Global Aggregate ex-USD Bond Index[2]	3.33	4.94
Morningstar World Bond Fund Avg.[3]	1.45	4.94

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Credit Quality	% of Net Assets as of 9/30/2011
Aaa	31.9
Aa	36.7
A	11.7
Baa	8.6
Ba	6.2
B	1.9
Caa & Lower	0.0
Not Rated	0.0
Short-Term and Other	3.0

Credit quality at 9/30/11 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/2011
1 year or less	3.1
1-5 years	37.1
5-10 years	39.9
10+ years	19.9
Average Effective Maturity	7.4 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.49%	1.10%
C	2.24	1.85
Y	1.23	0.85

NOTES TO CHARTS

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Morningstar World Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

Market Conditions

Projections in late 2010 for strong global growth in 2011 were frequently pared back, as negative news outweighed upbeat reports. Then in the first quarter of 2011, an earthquake, tsunami and partial nuclear reactor meltdown in Japan disrupted auto and technology sector supply chains worldwide, as the country dealt with catastrophic losses of life, property and productivity. This, coupled with political upheaval in the Middle East, caused a flight to quality and spikes in oil prices. Domestically, orderly political dissatisfaction emerged, as the United States approached its debt ceiling and Congress reached a last-minute agreement to raise the limit. This controversial process was followed by Standard & Poor’s downgrade of the United States’ long-term credit rating. Despite the downgrade, investors worldwide sought the safety of U.S. Treasuries, fueling a historic rally in the asset class that indicated U.S. debt remains the world’s choice for safe-haven assets.

Performance Results

For the 12 months ended September 30, 2011, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 1.71% at net asset value. The fund underperformed its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, which returned 2.16% for the period. It outperformed the 1.46% average return of funds in its peer group, the Morningstar Short Government category.

Explanation of Fund Performance

Relative to the benchmark, the fund’s significant overweight in agency mortgage-backed securities (MBS) contributed strongly to its 12-month return. In particular, we were able to identify bonds with favorable prepayment profiles and relative yield advantages. Security selection within asset-backed securities (ABS) also bolstered returns, as the ABS sector remained liquid when other sectors were not amid periods of high market volatility. In addition, specific security selection within commercial mortgage-backed securities

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(CMBS) was among the top contributors to return, due to our emphasis on the most senior securities.

In the period’s declining yield environment, our short duration strategy detracted from results. Duration is a measure of price sensitivity to interest rate changes. When interest rates decline, longer-duration securities and strategies tend to experience greater price appreciation. While individual securities within the fund’s CMBS allocation were positive, an overweight position in the sector hampered performance relative to the benchmark due to the benchmark’s significant Treasury holdings. Despite their yield advantage, CMBS were unable to keep pace with Treasuries during the flight to quality late in the period.

Outlook

We expect the Federal Reserve Board to maintain its current interest rate policy well into 2012. In the intermediate term, we expect a gradual increase in market interest rates, as measured economic growth persists.

We are maintaining overweight positions in CMBS and ABS. While we expect fundamental weakness to persist in the mortgage and consumer loan markets, we believe the securities we hold continue to offer compelling risk-adjusted returns. We expect the fund’s government-sponsored enterprise (GSE) mortgage positions to benefit from a relatively stable interest rate environment. We will continue to look for opportunities to take advantage of a flattening yield curve (a curve that shows the relationship between bond yields across the maturity spectrum) and will focus on income, rather than price appreciation. We believe GSEs will continue to offer modest yield advantages with strong credit quality.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2011

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2001 through September 30, 2011

Average Annual Total Returns — September 30, 20114

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.71%	5.08%	4.03%
With 3.00% Maximum Sales Charge	-1.32	4.45	3.71

Class B (Inception 9/27/93)
NAV	1.04	4.31	3.28
With CDSC[1]	-3.90	3.97	3.28

Class C (Inception 12/30/94)
NAV	0.96	4.31	3.29
With CDSC[1]	-0.03	4.31	3.29

Class Y (Inception 3/31/94)
NAV	2.05	5.37	4.32

Comparative Performance
Barclays Capital U.S. 1-5 Year Government Bond Index[2]	2.16	4.87	4.05
Morningstar Short Gov’t Fund Avg.[3]	1.46	3.91	3.24

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ga.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 9/30/2011
Hybrid ARMs	20.7
Mortgage Related	17.5
Treasuries	16.3
Commercial Mortgage-Backed Securities	14.0
Collateralized Mortgage Obligations	11.1
Government Owned - No Guarantee	10.2
ABS Car Loan	1.8
ABS Credit Card	0.6
Government Guaranteed	0.5
ABS Student Loan	0.2
Government Sponsored	0.2
ABS Home Equity	0.2
Short-Term and Other	6.7

Effective Maturity	% of Net Assets as of 9/30/2011
1 year or less	19.6
1-5 years	62.7
5-10 years	17.7
Average Effective Maturity	3.0 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.97%	0.85%
B	1.72	1.60
C	1.72	1.60
Y	0.71	0.60

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Morningstar Short Gov’t Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2011 through September 30, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$1,032.70	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.41
Class B
Actual	$1,000.00	$1,028.70	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class C
Actual	$1,000.00	$1,028.90	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class Y
Actual	$1,000.00	$1,033.80	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.01	$3.09

*	Expenses are equal to the Fund’s annualized expense ratio: 0.87%, 1.62%, 1.62% and 0.61% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$893.40	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class B
Actual	$1,000.00	$890.20	$9.00
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$892.00	$9.01
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class Y
Actual	$1,000.00	$896.30	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 1.90% and 0.89% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$1,007.00	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,002.60	$9.29
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class Y
Actual	$1,000.00	$1,008.40	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2011	ENDING ACCOUNT VALUE 9/30/2011	EXPENSES PAID DURING PERIOD* 4/1/2011 – 9/30/2011
Class A
Actual	$1,000.00	$1,011.90	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class B
Actual	$1,000.00	$1,008.10	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09
Class C
Actual	$1,000.00	$1,008.20	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09
Class Y
Actual	$1,000.00	$1,013.20	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.85%, 1.60%, 1.60% and 0.60% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser ( the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs

21  |

showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2011. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for

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certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) the Fund had a limited operating history.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2010, all of the Funds in this report have expense caps in place. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. These factors varied from Fund to Fund, but included one or more of the following: (1) the Fund’s advisory fee rate was only slightly above its peer group median and (2) although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the

23  |

Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund are subject to breakpoints in their respective advisory fees. The Trustees further noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of

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brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2012.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.7% of Net Assets
	ABS Car Loan — 2.2%
$2,290,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$2,325,483
570,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610%, 10/08/2015	573,852
780,000	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 1/08/2016	780,764
2,410,000	AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A3, 1.170%, 5/09/2016	2,406,085
1,240,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	1,281,606
1,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.370%, 11/20/2014, 144A	1,325,708
388,677	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	410,397
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,804,662
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	818,962

		11,727,519

	ABS Credit Card — 0.4%
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,672,191
500,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	538,448

		2,210,639

	ABS Home Equity — 0.6%
603,844	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	568,429
2,470,692	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	2,478,010

		3,046,439

	ABS Other — 0.3%
1,620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A, 1.850%, 11/20/2014, 144A	1,623,904

	Aerospace & Defense — 0.7%
1,590,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,677,450
2,205,000	Oshkosh Corp., 8.250%, 3/01/2017	2,138,850

		3,816,300

	Airlines — 0.2%
1,235,000	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 1/12/2021	1,185,600

	Automotive — 2.7%
4,580,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	4,423,895
510,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/2015	513,017
1,070,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	1,114,199

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$880,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	$924,103
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,921,500
660,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	720,199
1,745,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018, 144A	1,710,100
1,480,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	1,472,175
1,155,000	Lear Corp., 7.875%, 3/15/2018	1,189,650

		13,988,838

	Banking — 3.9%
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,549,822
605,000	Citigroup, Inc., 6.125%, 5/15/2018	648,925
2,910,000	Citigroup, Inc., 6.500%, 8/19/2013	3,062,181
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	632,762
2,265,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,071,893
1,880,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	2,093,628
2,765,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	2,765,993
960,000	Morgan Stanley, 4.750%, 4/01/2014	912,306
1,015,000	Morgan Stanley, 5.375%, 10/15/2015	1,006,919
3,420,000	Morgan Stanley, 5.750%, 1/25/2021	3,146,629
2,390,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	2,340,083

		20,231,141

	Building Materials — 0.9%
1,915,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,984,170
1,480,000	USG Corp., 6.300%, 11/15/2016	1,084,100
1,545,000	Vulcan Materials Co., 6.500%, 12/01/2016	1,424,128

		4,492,398

	Chemicals — 1.2%
2,265,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	2,066,812
2,060,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	2,599,180
1,330,000	RPM International, Inc., 6.125%, 10/15/2019	1,436,310

		6,102,302

	Collateralized Mortgage Obligations — 0.4%
1,628,660	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.461%, 4/20/2035(b)	1,146,412
797,544	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.755%, 2/25/2037(b)	715,216

		1,861,628

	Commercial Mortgage-Backed Securities — 11.0%
794,982	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	805,809
2,680,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	2,799,043
405,865	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040	405,265

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$3,810,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	$3,930,388
975,168	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.663%, 6/11/2040(b)	995,032
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.697%, 12/10/2049(b)	743,285
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.072%, 12/10/2049(b)	1,089,399
264,142	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	263,856
1,895,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	1,953,368
5,060,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.714%, 6/15/2039(b)	5,269,403
1,155,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	1,230,554
1,835,000	CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.484%, 4/15/2047	1,944,428
1,168,813	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,172,960
425,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.877%, 7/10/2038(b)	457,607
3,820,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	3,965,515
3,319,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	3,523,022
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,204,706
3,625,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 8/10/2045(b)	3,766,067
1,375,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.878%, 4/15/2045(b)	1,511,379
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,097,830
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,752,277
1,027,565	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,033,048
1,920,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,971,806
1,540,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,579,902
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,037,475
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.641%, 6/11/2042(b)	340,722
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.279%, 1/11/2043(b)	1,358,777
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,204,583

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$3,090,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	$3,149,999

		57,557,505

	Consumer Cyclical Services — 0.4%
370,000	Expedia, Inc., 5.950%, 8/15/2020	371,788
1,475,000	Service Corp. International, 7.000%, 5/15/2019	1,489,750

		1,861,538

	Consumer Products — 0.7%
3,840,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,857,994

	Diversified Manufacturing — 0.8%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,335,221
770,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	689,150
2,320,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	2,169,200

		4,193,571

	Electric — 1.1%
215,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	220,913
1,440,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	1,533,600
1,115,000	Enersis S.A., 7.375%, 1/15/2014	1,215,013
720,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018, 144A	658,800
1,845,000	TransAlta Corp., 4.750%, 1/15/2015	1,959,951

		5,588,277

	Energy Equipment & Services — 0.5%
2,475,000	Nabors Industries, Inc., 4.625%, 9/15/2021, 144A	2,429,727

	Food & Beverage — 0.8%
760,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	825,456
1,445,000	Bunge Ltd. Finance Corp., 4.100%, 3/15/2016	1,484,091
775,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	755,625
1,068,000	Smithfield Foods, Inc., 10.000%, 7/15/2014	1,212,180

		4,277,352

	Government Owned - No Guarantee — 1.7%
2,440,000	Korea Development Bank, 4.000%, 9/09/2016	2,413,284
1,495,000	Petrobras International Finance Co., 6.750%, 1/27/2041	1,547,325
2,535,000	Petrobras International Finance Co., 6.875%, 1/20/2040	2,674,425
1,860,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	2,264,550

		8,899,584

	Healthcare — 0.9%
2,420,000	HCA, Inc., 7.500%, 2/15/2022	2,232,450
575,000	HCA, Inc., 7.500%, 12/15/2023	517,500
670,000	Medco Health Solutions, 7.250%, 8/15/2013	733,225
960,000	Omnicare, Inc., 7.750%, 6/01/2020	979,200

		4,462,375

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Hybrid ARMs — 0.1%
$447,783	FHLMC, 6.017%, 11/01/2036(b)	$483,331
240,938	FNMA, 5.932%, 2/01/2037(b)	257,460

		740,791

	Independent Energy — 1.4%
1,560,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	1,706,326
1,865,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,092,202
1,655,000	Denbury Resources, Inc., 6.375%, 8/15/2021	1,605,350
1,680,000	Newfield Exploration Co., 5.750%, 1/30/2022	1,661,100
415,000	SM Energy Co., 6.625%, 2/15/2019, 144A	412,925

		7,477,903

	Industrial Other — 1.0%
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,373,600
1,865,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	2,002,688
1,570,000	Timken Co. (The), 6.000%, 9/15/2014	1,736,426

		5,112,714

	Media Cable — 0.8%
1,175,000	Cablevision Systems Corp., 7.750%, 4/15/2018	1,186,750
1,060,000	Cablevision Systems Corp., 8.000%, 4/15/2020	1,078,550
410,000	Cox Communications, Inc., 5.450%, 12/15/2014	453,978
1,330,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,665,459

		4,384,737

	Media Non-Cable — 0.7%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,378,437
955,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	990,813
1,310,000	RR Donnelley & Sons Co., 7.250%, 5/15/2018	1,183,912

		3,553,162

	Metals & Mining — 0.9%
1,225,000	Alcoa, Inc., 6.150%, 8/15/2020	1,240,902
525,000	APERAM, 7.375%, 4/01/2016, 144A	462,000
2,390,000	ArcelorMittal, 6.750%, 3/01/2041	2,065,447
400,000	United States Steel Corp., 6.650%, 6/01/2037	308,000
555,000	United States Steel Corp., 7.375%, 4/01/2020	499,500

		4,575,849

	Mortgage Related — 17.2%
10,682,085	FHLMC, 4.000%, with various maturities from 2019 to 2041(c)	11,201,164
11,194,437	FHLMC, 4.500%, with various maturities from 2034 to 2041(c)	11,857,902
8,986,428	FHLMC, 5.000%, with various maturities from 2018 to 2040(c)	9,660,553
15,284,617	FHLMC, 5.500%, with various maturities from 2018 to 2040(c)	16,586,764
83,384	FHLMC, 6.000%, 6/01/2035	92,444
321,100	FNMA, 4.000%, 6/01/2019	341,702
9,689,196	FNMA, 4.500%, with various maturities from 2039 to 2041(c)	10,301,805
2,336,588	FNMA, 5.000%, 8/01/2039	2,516,164
16,346,937	FNMA, 5.500%, with various maturities from 2018 to 2039(c)	17,790,090
3,427,926	FNMA, 6.000%, with various maturities from 2016 to 2039(c)	3,804,871

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$191,862	FNMA, 6.500%, with various maturities from 2029 to 2036(c)	$215,920
112,655	FNMA, 7.000%, with various maturities in 2030(c)	129,768
129,580	FNMA, 7.500%, with various maturities from 2024 to 2032(c)	151,481
701,555	GNMA, 5.000%, 4/15/2038	771,211
2,934,299	GNMA, 5.500%, with various maturities from 2038 to 2039(c)	3,244,329
431,178	GNMA, 6.000%, with various maturities from 2029 to 2038(c)	482,399
285,024	GNMA, 6.500%, with various maturities from 2028 to 2032(c)	329,611
177,969	GNMA, 7.000%, with various maturities from 2025 to 2029(c)	206,148
64,350	GNMA, 7.500%, with various maturities from 2025 to 2030(c)	75,071
29,289	GNMA, 8.000%, 11/15/2029	34,773
73,666	GNMA, 8.500%, with various maturities from 2017 to 2023(c)	83,022
12,251	GNMA, 9.000%, with various maturities in 2016(c)	12,743
21,171	GNMA, 11.500%, with various maturities from 2013 to 2015(c)	21,358

		89,911,293

	Non-Captive Consumer — 1.4%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	756,699
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	313,600
4,370,000	SLM Corp., MTN, 6.250%, 1/25/2016	4,289,303
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	342,607
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	27,977
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	105,460
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	55,002
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	34,445
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	334,444
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,180,591

		7,440,128

	Non-Captive Diversified — 3.7%
1,740,000	Ally Financial, Inc., 6.250%, 12/01/2017	1,515,731
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,062,652
2,480,000	Ally Financial, Inc., 8.300%, 2/12/2015	2,452,100
2,070,000	GATX Corp., 4.750%, 5/15/2015	2,193,186
6,045,000	General Electric Capital Corp., 2.250%, 11/09/2015	5,975,313
1,595,000	General Electric Capital Corp., 5.300%, 2/11/2021	1,654,655
3,080,000	International Lease Finance Corp., 5.750%, 5/15/2016	2,737,547
670,000	International Lease Finance Corp., 6.250%, 5/15/2019	582,359
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	199,363
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	39,350
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	192,000
830,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	769,825

		19,374,081

	Oil Field Services — 2.3%
2,665,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,668,198
2,290,000	Parker Drilling Co., 9.125%, 4/01/2018	2,312,900
1,780,000	Rowan Cos., Inc., 5.000%, 9/01/2017	1,844,493

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$4,805,000	Transocean, Inc., 4.950%, 11/15/2015	$5,060,419

		11,886,010

	Packaging — 0.2%
1,145,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.875%, 8/15/2019, 144A	1,104,925

	Paper — 1.3%
1,595,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	1,603,482
1,410,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	1,573,240
1,860,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	2,150,904
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	862,878
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	455,557

		6,646,061

	Pharmaceuticals — 0.7%
600,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	552,750
2,810,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	2,543,050
525,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	460,687

		3,556,487

	Pipelines — 1.6%
3,895,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	3,641,112
3,190,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,158,100
1,255,000	ONEOK Partners LP, 8.625%, 3/01/2019	1,616,521

		8,415,733

	Property & Casualty Insurance — 0.7%
1,175,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	1,194,404
1,775,000	Willis North America, Inc., 6.200%, 3/28/2017	1,938,277
555,000	Willis North America, Inc., 7.000%, 9/29/2019	642,028

		3,774,709

	Railroads — 0.1%
555,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/2041	588,899

	Refining — 0.6%
2,670,000	Coffeyville Resources LLC/Coffeyville Finance, Inc., 10.875%, 4/01/2017, 144A	2,977,050

	Sovereigns — 4.6%
2,583,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	20,703,969
3,018,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	3,410,340

		24,114,309

	Supranational — 0.1%
6,990,000	International Bank for Reconstruction & Development, 6.500%, 9/11/2013, (MXN)	526,577

	Technology — 2.1%
2,535,000	Amphenol Corp., 4.750%, 11/15/2014	2,687,607
1,405,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	1,429,588
495,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	505,519
1,425,000	Equifax, Inc., 7.000%, 7/01/2037	1,682,597

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$2,615,000	Fiserv, Inc., 3.125%, 10/01/2015	$2,661,918
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	82,064
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	398,153
985,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,055,393
279,000	Xerox Corp., 5.500%, 5/15/2012	286,724

		10,789,563

	Textile — 0.4%
475,000	Hanesbrands, Inc., 6.375%, 12/15/2020	460,750
1,715,000	Hanesbrands, Inc., 8.000%, 12/15/2016	1,813,613

		2,274,363

	Tobacco — 0.7%
3,020,000	Reynolds American, Inc., 7.250%, 6/15/2037	3,390,823

	Transportation Services — 0.1%
585,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	640,773

	Treasuries — 15.3%
8,640,000	U.S. Treasury Bond, 3.750%, 8/15/2041	10,058,861
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,603,984
3,005,000	U.S. Treasury Bond, 4.375%, 5/15/2040	3,868,006
2,290,000	U.S. Treasury Bond, 4.375%, 5/15/2041	2,958,405
1,665,000	U.S. Treasury Bond, 4.750%, 2/15/2041	2,275,066
1,020,000	U.S. Treasury Bond, 5.375%, 2/15/2031	1,434,853
660,000	U.S. Treasury Note, 2.250%, 7/31/2018	696,506
13,550,000	U.S. Treasury Note, 2.625%, 11/15/2020	14,490,031
3,685,000	U.S. Treasury Note, 3.125%, 1/31/2017	4,082,287
8,975,000	U.S. Treasury Note, 3.125%, 5/15/2021	9,961,532
5,275,000	U.S. Treasury Note, 3.625%, 8/15/2019	6,074,490
16,690,000	U.S. Treasury Note, 3.625%, 2/15/2021(d)	19,280,856

		79,784,877

	Wireless — 3.1%
1,070,000	American Tower Corp., 4.625%, 4/01/2015	1,134,548
2,615,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	2,784,975
15,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	14,063
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	9,475
895,000	NII Capital Corp., 7.625%, 4/01/2021	888,287
2,325,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	2,819,800
5,635,000	Sprint Capital Corp., 6.875%, 11/15/2028	4,212,162
1,959,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	1,861,050
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	106,000
2,335,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	2,475,100

		16,305,460

	Wirelines — 4.2%
3,610,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	3,032,400
2,445,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	2,237,175
4,778,000	Embarq Corp., 7.995%, 6/01/2036	4,483,169

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$2,175,000	Frontier Communications Corp., 7.875%, 4/15/2015	$2,180,437
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,362,375
450,000	Frontier Communications Corp., 8.250%, 4/15/2017	436,500
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	353,788
1,745,000	Qwest Corp., 6.750%, 12/01/2021	1,705,737
775,000	Qwest Corp., 8.875%, 3/15/2012	801,156
5,290,000	Windstream Corp., 7.500%, 4/01/2023	4,932,925
515,000	Windstream Corp., 8.125%, 9/01/2018	518,863

		22,044,525

	Total Bonds and Notes (Identified Cost $491,578,694)	504,806,433

Shares
Preferred Stocks — 0.3%
	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	231,916

	Non-Captive Diversified — 0.3%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,189,776
532	Ally Financial, Inc., Series G, 7.000%, 144A	319,200

		1,508,976

	Total Preferred Stocks (Identified Cost $2,068,801)	1,740,892

Principal Amount (‡)
Short-Term Investments — 3.5%
$18,140,121	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $18,140,121 on 10/03/2011 collateralized by $18,480,000 Federal Home Loan Mortgage Corp., 0.600% due 8/23/2013 valued at $18,503,261 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $18,140,121)	18,140,121

	Total Investments — 100.5% (Identified Cost $511,787,616)(a)	524,687,446
	Other assets less liabilities — (0.5)%	(2,784,830)

	Net Assets — 100.0%	$521,902,616

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

(a)	Federal Tax Information:

At September 30, 2011, the net unrealized appreciation on investments based on a cost of $512,605,572 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$21,061,671
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,979,797)

	Net unrealized appreciation	$12,081,874

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $62,500,617 or 12.0% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

MXN	Mexican Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2011	Euro	20,475,000	$27,422,369	$628,790

1 Counterparty is Credit Suisse.

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Mortgage Related	17.2%
Treasuries	15.3
Commercial Mortgage-Backed Securities	11.0
Sovereigns	4.6
Wirelines	4.2
Non-Captive Diversified	4.0
Banking	3.9
Wireless	3.1
Automotive	2.7
Oil Field Services	2.3
ABS Car Loan	2.2
Technology	2.1
Other Investments, less than 2% each	24.4
Short-Term Investments	3.5

Total Investments	100.5
Other assets less liabilities (including open forward foreign currency contracts)	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 84.6% of Net Assets
Non-Convertible Bonds — 68.5%
	ABS Car Loan — 0.3%
$350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	$356,359

	ABS Home Equity — 2.2%
200,000	Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.685%, 1/25/2036(b)	118,119
600,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.735%, 9/25/2035(b)	284,213
523,564	Argent Securities, Inc., Series 2003-W3, Class M2, 2.935%, 9/25/2033(b)	351,264
146,779	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.505%, 4/25/2035(b)	83,274
576,797	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.305%, 12/25/2046(b)	241,150
87,200	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.039%, 12/25/2034(b)	59,699
479,962	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	397,933
200,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.755%, 3/25/2035(b)	128,264
300,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.685%, 6/25/2035(b)	179,032
158,504	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.789%, 5/25/2036(b)	128,829
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.735%, 7/25/2035(b)	339,173
199,738	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.885%, 12/26/2034(b)	148,154
154,288	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 1.002%, 4/25/2047(b)	102,632

		2,561,736

	Airlines — 0.3%
28,291	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	27,442
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	194,477
175,149	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	162,888

		384,807

	Banking — 3.7%
2,210,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	1,881,308
12,176,250,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	1,358,365
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	863,169
200,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	173,655

		4,276,497

	Building Materials — 3.0%
50,000	Masco Corp., 6.500%, 8/15/2032	44,284
345,000	Masco Corp., 7.750%, 8/01/2029	338,424

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$845,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	$762,613
2,955,000	USG Corp., 6.300%, 11/15/2016	2,164,537
100,000	USG Corp., 8.375%, 10/15/2018, 144A	83,500
75,000	USG Corp., 9.750%, 1/15/2018	60,281

		3,453,639

	Chemicals — 1.1%
1,085,000	Hercules, Inc., 6.500%, 6/30/2029	802,900
730,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)	496,400

		1,299,300

	Collateralized Mortgage Obligations — 5.0%
360,538	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.495%, 1/25/2036(b)	206,600
163,940	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.298%, 10/25/2034(b)	120,251
370,263	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.037%, 9/25/2045(b)	286,756
403,710	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.375%, 3/25/2046(b)	240,336
84,393	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.883%, 2/25/2035(b)	70,729
225,061	Countrywide Alternative Loan Trust, Series 2005-38, Class A3, 0.585%, 9/25/2035(b)	134,133
325,218	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.740%, 11/25/2035(b)	285,871
640,720	Indymac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.535%, 7/25/2035(b)	390,189
191,694	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 4.730%, 4/25/2035(b)	139,029
335,882	Indymac Index Mortgage Loan Trust, Series 2005-AR35, Class 1A1, 5.433%, 2/25/2036(b)	215,313
601,400	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.735%, 1/25/2036(b)	343,675
647,266	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.355%, 7/25/2037(b)(d)	257,100
536,606	Luminent Mortgage Pass Through Trust, Series 2006-6, Class A1, 0.435%, 10/25/2046(b)	325,353
407,383	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.612%, 3/25/2035(b)	252,603
279,409	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.612%, 3/25/2035(b)	232,803
699,913	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.395%, 1/25/2047(b)	378,914
671,186	Merrill Lynch Alternative Note Asset, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	418,039
694,767	Residential Accredit Loans, Inc., Series 2006-QO7, Class 1A1, 1.042%, 9/25/2046(b)	282,494
633,946	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	399,389
282,975	Sequoia Mortgage Trust, Series 2007-2, Class 1A1, 0.441%, 6/20/2036(b)	196,167

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$497,519	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.202%, 8/25/2046(b)	$224,663
689,135	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.475%, 1/25/2047(b)	252,797

		5,653,204

	Commercial Mortgage-Backed Securities — 1.5%
537,887	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.867%, 6/19/2035(b)	454,334
1,690,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.790%, 8/10/2045(b)	1,229,697

		1,684,031

	Consumer Cyclical Services — 0.7%
1,035,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	843,525

	Consumer Products — 0.2%
275,000	Visant Corp., 10.000%, 10/01/2017	254,375

	Electric — 2.2%
20,078	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	20,580
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	219,375
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	100,800
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	493,075
1,055,000	Edison Mission Energy, 7.625%, 5/15/2027	580,250
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(e)	50,400
515,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	412,000
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	119,925
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	385,700
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	136,900

		2,519,005

	Food & Beverage — 0.6%
400,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	252,000
700,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	448,000

		700,000

	Gaming — 1.1%
2,045,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	1,216,775

	Government Owned — No Guarantee — 1.2%
900,000	DP World Ltd., 6.850%, 7/02/2037, 144A	819,000
4,800,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	510,908

		1,329,908

	Healthcare — 3.4%
1,185,000	CDRT Merger Sub, Inc., 8.125%, 6/01/2019, 144A	1,096,125
35,000	HCA, Inc., 7.050%, 12/01/2027	29,225
630,000	HCA, Inc., 7.500%, 12/15/2023	567,000
465,000	HCA, Inc., 7.690%, 6/15/2025	418,500
480,000	HCA, Inc., 8.360%, 4/15/2024	459,600

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$750,000	HCA, Inc., MTN, 7.580%, 9/15/2025	$671,250
345,000	HCA, Inc., MTN, 7.750%, 7/15/2036	298,425
425,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019, 144A	324,594

		3,864,719

	Home Construction — 5.8%
305,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	228,750
2,580,000	KB Home, 7.250%, 6/15/2018	2,025,300
1,850,000	Lennar Corp., 6.950%, 6/01/2018	1,646,500
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,100,450
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	344,025
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	304,000

		6,649,025

	Hybrid ARMs — 0.2%
414,610	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 3.030%, 4/25/2035(b)	183,368

	Independent Energy — 0.5%
785,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	604,450

	Life Insurance — 0.7%
860,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	758,950

	Lodging — 0.2%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	169,200

	Media Non-Cable — 0.6%
180,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	160,200
645,000	Intelsat S.A., 11.250%, 2/04/2017	559,537

		719,737

	Metals & Mining — 0.7%
780,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	604,500
35,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	30,975
190,000	United States Steel Corp., 6.650%, 6/01/2037	146,300

		781,775

	Non-Captive Consumer — 3.5%
1,290,000	Residential Capital LLC, 9.625%, 5/15/2015	999,750
715,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	569,351
1,920,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,401,600
1,400,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,008,000

		3,978,701

	Non-Captive Diversified — 0.1%
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	61,600
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	7,900
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	13,013

		82,513

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.2%
$200,000	OGX Petroleo e Gas Participacoes S.A., 8.500%, 6/01/2018, 144A	$179,000

	Packaging — 0.2%
300,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021, 144A	237,000

	Refining — 0.5%
745,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	603,450

	Retailers — 1.4%
385,000	Dillard’s, Inc., 7.750%, 7/15/2026	365,750
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	189,625
1,285,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,092,250

		1,647,625

	Sovereigns — 3.2%
301,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,406,371
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,256,482

		3,662,853

	Supermarkets — 1.4%
315,000	American Stores Co., 8.000%, 6/01/2026	267,750
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	783,100
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	510,825

		1,561,675

	Supranational — 3.2%
2,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	1,077,835
24,630,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	1,983,850
700,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	604,423

		3,666,108

	Technology — 3.1%
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	904,700
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,601,900
1,040,000	First Data Corp., 8.250%, 1/15/2021, 144A	821,600
225,000	Syniverse Holdings, Inc., 9.125%, 1/15/2019	220,500

		3,548,700

	Textile — 1.6%
2,550,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	1,797,750

	Transportation Services — 0.5%
275,000	APL Ltd., 8.000%, 1/15/2024(c)	176,000
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	427,200

		603,200

	Treasuries — 7.1%
2,380,000	Canadian Government Bond, 1.750%, 3/01/2013, (CAD)(f)	2,299,281
60,199	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	23,881
55,000	Hellenic Republic Government Bond, 4.500%, 9/20/2037, (EUR)	22,997

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
50,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	$27,508
2,240,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	945,628
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	169,737
375,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	413,536
930,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,031,661
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	218,982
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	2,598,422
50,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	38,739
400,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	316,181

		8,106,553

	Wireless — 3.6%
1,595,000	Clearwire Communications LLC/Clearwire Finance Inc., 12.000%, 12/01/2015, 144A	1,351,762
3,736,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,792,660
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	17,375

		4,161,797

	Wirelines — 3.7%
120,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	100,800
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	567,000
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	98,150
665,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	590,187
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	515,763
1,910,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,759,587
320,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	316,000
50,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	43,542
250,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	249,528
25,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	20,452
15,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	12,833

		4,273,842

	Total Non-Convertible Bonds (Identified Cost $86,720,296)	78,375,152

Convertible Bonds — 16.1%
	Airlines — 0.1%
125,000	AMR Corp., 6.250%, 10/15/2014	73,906

	Automotive — 2.7%
1,165,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	793,656
1,760,000	Ford Motor Co., 4.250%, 11/15/2016	2,285,800

		3,079,456

	Diversified Manufacturing — 2.0%
1,230,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	1,107,000
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,190,844

		2,297,844

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — 1.8%
$1,560,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037(g)	$1,460,550
35,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2016), 12/15/2037(g)	36,181
515,000	Omnicare, Inc., 3.750%, 12/15/2025	576,157

		2,072,888

	Home Construction — 0.1%
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	65,625

	Independent Energy — 1.1%
1,300,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,238,250

	Metals & Mining — 0.3%
210,000	Peabody Energy Corp., 4.750%, 12/15/2066	217,350
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	169,744

		387,094

	Pharmaceuticals — 0.9%
895,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,027,013

	Technology — 7.0%
15,000	Ciena Corp., 0.250%, 5/01/2013	14,306
4,155,000	Ciena Corp., 0.875%, 6/15/2017	3,033,150
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	128,506
40,000	Ciena Corp., 4.000%, 3/15/2015, 144A	38,350
3,925,000	Intel Corp., 2.950%, 12/15/2035	3,978,969
595,000	Micron Technology, Inc., 1.875%, 6/01/2014	555,581
225,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	172,125
80,000	SanDisk Corp., 1.500%, 8/15/2017	83,500

		8,004,487

	Textile — 0.1%
150,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	139,875

	Total Convertible Bonds (Identified Cost $18,267,574)	18,386,438

	Total Bonds and Notes (Identified Cost $104,987,870)	96,761,590

Senior Loans — 0.7%
	Media Non-Cable — 0.2%
343,538	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	149,954
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(b)(h)(i)	116,067

		266,021

	Wireless — 0.0%
17,815	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(b)(j)	17,743

	Wirelines — 0.5%
370,146	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	290,565

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(b)	$260,000

		550,565

	Total Senior Loans (Identified Cost $1,314,727)	834,329

Shares
Preferred Stocks — 5.5%
Convertible Preferred Stocks — 4.3%
	Automotive — 1.3%
41,200	General Motors Co., Series B, 4.750%	1,445,296
1,000	Goodyear Tire & Rubber Co. (The), 5.875%	38,950

		1,484,246

	Banking — 0.0%
25	Bank of America Corp., Series L, 7.250%	19,150

	Construction Machinery — 0.1%
3,500	United Rentals Trust I, 6.500%	140,000

	Consumer Products — 2.1%
55,115	Newell Financial Trust I, 5.250%	2,314,830

	Pipelines — 0.8%
20,675	El Paso Energy Capital Trust I, 4.750%	924,586

	Total Convertible Preferred Stocks (Identified Cost $5,263,316)	4,882,812

Non-Convertible Preferred Stock — 1.2%
	Non-Captive Diversified — 1.2%
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500% (Identified Cost $2,043,470)	1,374,798

	Total Preferred Stocks (Identified Cost $7,306,786)	6,257,610

Common Stocks — 2.8%
	Automobiles — 0.5%
53,720	Ford Motor Co.(e)	519,472

	Chemicals — 0.0%
1,087	Ashland, Inc.	47,980

	Diversified Telecommunication Services — 0.1%
14,623	FairPoint Communications, Inc.(e)	62,879
593	Hawaiian Telcom Holdco, Inc.(e)	8,266

		71,145

	Household Durables — 0.2%
46,500	KB Home	272,490

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)

	Media — 0.0%
388	Dex One Corp.(e)	$218
1,835	SuperMedia, Inc.(e)	2,844

		3,062

	Oil, Gas & Consumable Fuels — 0.5%
35,176	El Paso Corp.	614,877

	Pharmaceuticals — 1.5%
6,875	Merck & Co., Inc.	224,881
39,928	Valeant Pharmaceuticals International, Inc.	1,482,128

		1,707,009

	Total Common Stocks (Identified Cost $3,156,125)	3,236,035

Warrants — 0.0%
10,023	FairPoint Communications, Inc., Expiration on 1/24/2018(c)(e)(k) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 3.4%
$15,673	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2011 at 0.000% to be repurchased at $15,673 on 10/03/2011 collateralized by $20,000 U.S. Treasury Note, 1.375% due 5/15/2013 valued at $20,459 including accrued interest (Note 2 of Notes to Financial Statements)	15,673
3,865,789	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011, at 0.000% to be repurchased at $3,865,789 on 10/03/2011 collateralized by $3,830,000 U.S. Treasury Note, 1.500% due 12/31/2013 valued at $3,944,900 including accrued interest (Note 2 of Notes to Financial Statements)	3,865,789

	Total Short-Term Investments (Identified Cost $3,881,462)	3,881,462

	Total Investments — 97.0% (Identified Cost $120,646,970)(a)	110,971,026
	Other assets less liabilities — 3.0%	3,474,283

	Net Assets — 100.0%	$114,445,309

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized depreciation on investments based on a cost of $121,320,283 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,075,414
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(15,424,671)

	Net unrealized depreciation	$(10,349,257)

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	Illiquid security. At September 30, 2011, the value of these securities amounted to $722,800 or 0.6% of net assets.
(d)	The issuer has made partial payment with respect to interest and/or principal. Income is not being accrued.
(e)	Non-income producing security.
(f)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Issuer has filed for bankruptcy.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Fair valued security by the Fund’s investment adviser. At September 30, 2011, the value of this security amounted to $0.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $13,845,537 or 12.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	10/31/2011	Euro	300,000	$401,844	$(11,340)
Sell	10/31/2011	Euro	2,670,000	3,576,411	243,595

Total					$232,255

1 Counterparty is Barclays.

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2011

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Technology	10.1%
Treasuries	7.1
Home Construction	5.9
Healthcare	5.2
Collateralized Mortgage Obligations	5.0
Wirelines	4.2
Automotive	4.0
Banking	3.7
Wireless	3.6
Non-Captive Consumer	3.5
Supranational	3.2
Sovereigns	3.2
Building Materials	3.0
Pharmaceuticals	2.4
Consumer Products	2.3
ABS Home Equity	2.2
Electric	2.2
Diversified Manufacturing	2.0
Other Investments, less than 2% each	20.8
Short-Term Investments	3.4

Total Investments	97.0
Other assets less liabilities (including open forward foreign currency contracts)	3.0

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 97.0% of Net Assets
Non-Convertible Bonds – 96.8%
	Argentina — 0.4%
$138,314	Argentina Government International Bond, 8.280%, 12/31/2033	$94,745

	Brazil — 0.5%
100,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	126,338

	Canada — 7.3%
225,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	227,817
165,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	160,607
200,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	294,210
25,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	329,622
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	213,176
200,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	284,281
200,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	202,830
60,000	Videotron Ltee, 6.875%, 7/15/2021, 144A, (CAD)	56,677

		1,769,220

	Cayman Islands — 0.5%
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	111,860

	China — 0.9%
150,000	Credit Suisse London, EMTN, 5.125%, 9/18/2017, (EUR)	211,286

	Colombia — 0.3%
160,000,000	Empresas Publicas de Medellin, E.S.P., 8.375%, 2/01/2021, 144A, (COP)	82,189

	Denmark — 2.2%
50,000	Kingdom of Denmark, EMTN, 1.750%, 10/05/2015, (EUR)	67,442
2,350,000	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	472,072

		539,514

	Finland — 1.4%
245,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	348,229

	France — 1.4%
100,000	Alstom, S.A., 4.125%, 2/01/2017, (EUR)	133,515
150,000	AXA, S.A., EMTN (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	144,402
50,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	59,941

		337,858

	Germany — 7.3%
400,000	Bundesobligation, 2.250%, 4/10/2015, (EUR)	562,400
135,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	202,760
595,000	Bundesrepublik Deutschland, 3.750%, 7/04/2013, (EUR)	841,879
115,000	Bundesrepublik Deutschland, Series 6, 3.750%, 1/04/2017, (EUR)	173,850

		1,780,889

	Italy — 4.9%
100,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	111,132
670,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	808,596

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Italy — continued
210,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 9/15/2016, (EUR)	$277,921

		1,197,649

	Japan — 20.7%
72,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	955,986
75,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	985,923
68,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(c)	923,012
69,000,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	958,434
86,000,000	Japan Government Twenty Year Bond, 2.000%, 9/20/2025, (JPY)	1,199,601

		5,022,956

	Jersey — 0.7%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	170,466

	Korea — 0.5%
5,700,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	121,587

	Luxembourg — 1.2%
100,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	135,586
50,000	FMC Finance VIII, S.A., 6.500%, 9/15/2018, 144A, (EUR)	69,667
75,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	96,361

		301,614

	Malaysia — 0.5%
370,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	120,252

	Mexico — 3.5%
160,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	134,400
100,000	BBVA Bancomer S.A., 7.250%, 4/22/2020, 144A	97,500
15,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	108,146
27,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	227,491
37,500(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	291,578

		859,115

	Netherlands — 3.4%
45,000	Deutsche Telekom International Finance BV, EMTN, 4.875%, 4/22/2025, (EUR)	61,498
50,000	Deutsche Telekom International Finance BV, EMTN, 4.250%, 7/13/2022, (EUR)	66,484
50,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	52,584
50,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	69,718
230,000	Kingdom of Netherlands, 4.500%, 7/15/2017, (EUR)(c)	354,672
50,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	49,906
100,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	170,201

		825,063

	New Zealand — 0.7%
210,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	179,007

	Norway — 3.0%
2,500,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	476,862
1,250,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	246,484

		723,346

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Philippines — 0.5%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	$109,491

	Poland — 1.0%
800,000	Poland Government International Bond, 5.000%, 10/24/2013, (PLN)	243,702

	Singapore — 3.0%
495,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	387,064
240,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	190,103
180,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	145,552

		722,719

	South Africa — 0.6%
150,000	Edcon Proprietary Ltd., 4.778%, 6/15/2014, 144A, (EUR)(b)	148,712

	Spain — 3.8%
525,000	Spain Government Bond, 4.100%, 7/30/2018, (EUR)	682,809
175,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	241,021

		923,830

	Supranationals — 6.7%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	569,256
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	90,266
900,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	85,290
4,200,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	338,294
5,700,000	Inter-American Development Bank, EMTN, 4.750%, 1/10/2014, (INR)	118,679
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	413,211

		1,614,996

	Sweden — 1.4%
2,100,000	Sweden Government Bond, 4.500%, 8/12/2015, (SEK)	342,269

	United Arab Emirates — 0.4%
100,000	DP World Ltd., 6.850%, 7/02/2037, 144A	91,000

	United Kingdom — 6.5%
100,000	Anglo American Capital PLC, 4.375%, 12/02/2016, (EUR)	136,026
100,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	169,798
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	167,654
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	86,780
100,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	132,708
140,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	245,623
140,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	266,782
170,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	330,630
25,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	40,214

		1,576,215

	United States — 10.9%
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	139,017
25,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	25,790
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	83,343
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	172,476

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$140,000	DISH DBS Corp., 6.750%, 6/01/2021, 144A	$133,700
60,000	Dolpin Subsidiary II, Inc., 6.500%, 10/15/2016, 144A	59,250
150,000	Frontier Communications Corp., 9.000%, 8/15/2031	127,875
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	63,573
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	25,952
45,000	HCA, Inc., 7.500%, 2/15/2022	41,513
45,000	HCA, Inc., 8.360%, 4/15/2024	43,088
200,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	267,314
100,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	137,201
25,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	25,675
150,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	148,308
130,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	199,886
55,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	57,018
140,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	132,650
130,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	133,250
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 6.875%, 2/15/2021, 144A	90,000
75,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	64,969
35,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	30,713
55,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	56,068
100,000	Wachovia Corp., EMTN, 4.375%, 11/27/2018, (EUR)	123,276
100,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	137,072
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	124,592

		2,643,569

	Uruguay — 0.7%
3,551,707	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	179,754

	Total Non-Convertible Bonds (Identified Cost $23,546,182)	23,519,440

Convertible Bonds — 0.2%
	United States — 0.2%
50,000	Hologic, Inc., 2.000% (accretes to principal after 12/15/2013), 12/15/2037(d) (Identified Cost $35,411)	46,812

	Total Bonds and Notes (Identified Cost $23,581,593)	23,566,252

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 2.0%
$481,399	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $481,399 on 10/03/2011 collateralized by $485,000 U.S. Treasury Note, 1.375% due 2/15/2013 valued at $493,488 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $481,399)	$481,399

	Total Investments — 99.0% (Identified Cost $24,062,992)(a)	24,047,651
	Other assets less liabilities — 1.0%	234,886

	Net Assets — 100.0%	$24,282,537

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2011, the net unrealized depreciation on investments based on a cost of $24,165,960 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$880,549
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(998,858)

	Net unrealized depreciation	$(118,309)

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $1,669,435 or 6.9% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	12/21/2011	Australian Dollar	328,000	$314,478	$(21,761)
Sell[2]	12/28/2011	British Pound	156,000	243,068	1,560
Buy[3]	12/21/2011	Canadian Dollar	720,000	685,932	(43,832)
Buy[1]	12/21/2011	Euro	280,000	375,007	(8,599)
Buy[4]	12/21/2011	Japanese Yen	131,000,000	1,700,390	416
Sell[4]	12/21/2011	Japanese Yen	37,000,000	480,263	4,455
Buy[4]	10/19/2011	Malaysian Ringgit	775,000	242,606	(7,839)
Buy[2]	12/12/2011	South Korean Won	416,000,000	351,768	(34,598)
Buy[1]	12/12/2011	South Korean Won	555,000,000	469,306	(45,680)
Buy[1]	12/06/2011	Swedish Krona	1,090,000	158,361	(2,567)
Sell[1]	12/06/2011	Swedish Krona	1,780,000	258,608	18,047
Buy[3]	12/06/2011	Swiss Franc	220,000	243,020	(34,776)
Buy[1]	11/02/2011	Turkish Lira	515,000	275,837	(16,431)

Total					$(191,605)

1 Counterparty is Credit Suisse.

2 Counterparty is Barclays.

3 Counterparty is UBS AG.

4 Counterparty is JPMorgan Chase.

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2011

Loomis Sayles International Bond Fund – (continued)

Industry Summary at September 30, 2011 (Unaudited)

Treasuries	50.9%
Supranational	6.7
Banking	5.9
Local Authorities	4.7
Sovereigns	3.9
Government Guaranteed	3.9
Wirelines	3.8
Media Non-Cable	2.4
Electric	2.2
Other Investments, less than 2% each	12.6
Short-Term Investments	2.0

Total Investments	99.0
Other assets less liabilities (including open forward foreign currency contracts)	1.0

Net Assets	100.0%

Currency Exposure at September 30, 2011 (Unaudited)

Euro	32.5%
Japanese Yen	26.8
British Pound	9.6
United States Dollar	8.7
Norwegian Krone	3.0
Singapore Dollar	3.0
Canadian Dollar	2.7
Mexican Peso	2.6
Indonesian Rupiah	2.1
Other, less than 2% each	8.0

Total Investments	99.0
Other assets less liabilities (including open forward foreign currency contracts)	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 93.3% of Net Assets
	ABS Car Loan — 1.8%
$1,380,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$1,401,383
541,293	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.679%, 8/15/2018, 144A(b)	544,318
3,245,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.885%, 1/26/2015, 144A(b)	3,256,360
1,810,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.379%, 1/15/2015, 144A(b)	1,826,558
2,000,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	2,004,919

		9,033,538

	ABS Credit Card — 0.6%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.399%, 12/15/2016(b)	985,647
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,261,480

		3,247,127

	ABS Home Equity — 0.2%
570,757	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	537,282
421,190	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028(b)	401,448

		938,730

	ABS Student Loan — 0.2%
1,203,476	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.591%, 12/07/2020(b)	1,205,919

	Collateralized Mortgage Obligations — 11.1%
3,825,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,292,885
319,041	Federal Home Loan Mortgage Corp., REMIC, Series 2901, Class UA, 5.000%, 1/15/2030	325,643
6,280,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(c)	6,712,338
7,667,208	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.375%, 6/15/2048(b)	8,052,669
11,023,643	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 5.000%, 8/25/2038(b)	11,214,658
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,638,935
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,655,957
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,547,726
1,280,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,341,425
2,199,363	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.691%, 10/07/2020(b)	2,202,794

See accompanying notes to financial statements.

55  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$6,827,390	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.801%, 12/08/2020(b)	$6,868,968

		55,853,998

	Commercial Mortgage-Backed Securities — 14.0%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.645%, 4/10/2049(b)	1,902,589
1,500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,566,629
4,645,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	4,791,773
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	391,644
1,500,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.697%, 12/10/2049(b)	1,615,836
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.072%, 12/10/2049(b)	1,601,417
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,299,079
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.817%, 6/15/2038(b)	2,851,168
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,780,232
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,614,737
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.877%, 7/10/2038(b)	1,615,084
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,184,525
5,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	5,998,101
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,204,706
6,075,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.790%, 8/10/2045(b)	6,311,409
295,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	314,433
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,892,487
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,184,145
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,053,964
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,188,450
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,502,981

See accompanying notes to financial statements.

|  56

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.884%, 6/11/2049(b)	$1,590,274
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,679,658
580,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	591,262

		70,726,583

	Government Guaranteed — 0.5%
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,380,676

	Government Owned — No Guarantee — 10.2%
6,435,000	Federal Home Loan Mortgage Corp., 1.750%, 6/15/2012(c)	6,502,001
11,920,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012(c)	12,027,971
5,400,000	Federal Home Loan Mortgage Corp., MTN, 0.142%, 2/02/2012(b)	5,399,584
17,970,000	Federal National Mortgage Association, 3.625%, 2/12/2013	18,747,472
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,677,300

		51,354,328

	Government Sponsored — 0.2%
1,070,000	Federal Home Loan Bank, 0.186%, 10/06/2011(b)	1,070,000

	Hybrid ARMs — 20.7%
3,523,273	FHLMC, 2.422%, 4/01/2036(b)	3,702,169
2,988,241	FHLMC, 2.495%, 4/01/2035(b)	3,152,534
8,973,684	FHLMC, 2.497%, 2/01/2036(b)	9,424,005
5,635,235	FHLMC, 2.996%, 9/01/2035(b)	5,948,996
5,361,055	FHLMC, 3.364%, 11/01/2036(b)	5,679,752
1,378,005	FHLMC, 5.279%, 12/01/2037(b)	1,483,848
5,403,210	FHLMC, 5.499%, 4/01/2037(b)	5,748,950
1,766,740	FHLMC, 5.684%, 9/01/2038(b)	1,901,390
1,610,712	FHLMC, 5.710%, 4/01/2037(b)	1,708,551
3,383,179	FHLMC, 5.914%, 6/01/2037(b)	3,602,826
4,328,134	FNMA, 1.996%, 7/01/2035(b)	4,532,988
5,657,934	FNMA, 2.347%, 8/01/2035(b)	5,904,029
1,768,437	FNMA, 2.373%, 9/01/2034(b)	1,856,145
1,258,624	FNMA, 2.389%, 12/01/2034(b)	1,320,902
4,047,430	FNMA, 2.393%, 6/01/2036(b)	4,257,695
2,250,004	FNMA, 2.430%, 8/01/2034(b)	2,366,927
1,036,138	FNMA, 2.445%, 4/01/2033(b)	1,091,155
3,468,932	FNMA, 2.537%, 6/01/2033(b)	3,646,360
896,291	FNMA, 2.568%, 8/01/2033(b)	944,973
5,457,140	FNMA, 3.223%, 6/01/2035(b)	5,769,640
2,516,096	FNMA, 3.334%, 1/01/2036(b)	2,637,065
964,913	FNMA, 3.382%, 8/01/2036(b)	1,021,639
7,445,008	FNMA, 5.439%, 6/01/2037(b)	7,933,599
3,124,205	FNMA, 5.513%, 2/01/2047(b)	3,323,831
13,536,585	FNMA, 5.787%, 9/01/2037(b)	14,611,782

See accompanying notes to financial statements.

57  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Hybrid ARMs — continued
$549,616	FNMA, 5.932%, 2/01/2037(b)	$587,304

		104,159,055

	Mortgage Related — 17.5%
7,270,089	FHLMC, 4.000%, with various maturities from 2024 to 2025(d)	7,658,036
12,267,318	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	13,039,822
1,645,214	FHLMC, 5.500%, 10/01/2023	1,779,845
2,258,292	FHLMC, 6.000%, with various maturities from 2019 to 2021(d)	2,459,390
3,701,795	FHLMC, 6.500%, with various maturities from 2014 to 2034(d)	4,112,571
110,195	FHLMC, 7.000%, 2/01/2016	118,937
6,014	FHLMC, 7.500%, with various maturities from 2012 to 2026(d)	6,456
6,839	FHLMC, 8.000%, 9/01/2015	7,495
3,305	FHLMC, 10.000%, 7/01/2019	3,817
90,251	FHLMC, 11.500%, with various maturities from 2015 to 2020(d)	91,803
5,713,560	FNMA, 4.000%, with various maturities from 2018 to 2019(d)	6,082,175
7,598,305	FNMA, 4.500%, with various maturities from 2019 to 2025(d)	8,094,582
5,434,965	FNMA, 5.000%, 4/01/2040	5,856,061
5,020,074	FNMA, 5.500%, with various maturities from 2017 to 2033(d)	5,452,761
9,480,259	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	10,321,019
2,663,589	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	2,966,906
101,178	FNMA, 7.000%, 12/01/2022	112,305
275,963	FNMA, 7.500%, with various maturities from 2015 to 2032(d)	319,976
29,787	FNMA, 8.000%, with various maturities from 2015 to 2016(d)	32,379
18,390,000	FNMA (TBA), 3.000%, 11/01/2026(e)	18,872,737
62,590	GNMA, 6.000%, 12/15/2031	70,151
219,359	GNMA, 6.500%, 5/15/2031	253,674
248,570	GNMA, 7.000%, 10/15/2028	289,473
1,355	GNMA, 12.500%, 6/15/2014	1,366
2,339	GNMA, 16.000%, with various maturities from 2011 to 2012(d)	2,353

		88,006,090

	Treasuries — 16.3%
10,060,000	U.S. Treasury Note, 0.625%, 7/15/2014	10,121,265
35,660,000	U.S. Treasury Note, 1.375%, 9/15/2012	36,059,784
35,445,000	U.S. Treasury Note, 1.750%, 4/15/2013	36,252,083

		82,433,132

	Total Bonds and Notes (Identified Cost $460,563,624)	470,409,176

See accompanying notes to financial statements.

|  58

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 13.5%
$21,000,000	Federal National Mortgage Association, Discount Note, 12/07/2011	$20,999,244
38,768,380	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2011 at 0.000% to be repurchased at $38,768,380 on 10/03/2011 collateralized by $39,545,000 Federal Home Loan Mortgage Corp., 0.500% due 8/23/2013 valued at $39,545,000 including accrued interest (Note 2 of Notes to Financial Statements)	38,768,380
8,400,000	U.S. Treasury Bill, 0.026%, 10/13/2011(f)	8,399,975

	Total Short-Term Investments (Identified Cost $68,166,745)	68,167,599

	Total Investments — 106.8% (Identified Cost $528,730,369)(a)	538,576,775
	Other assets less liabilities — (6.8)%	(34,277,244)

	Net Assets — 100.0%	$504,299,531

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2011, the net unrealized appreciation on investments based on a cost of $530,028,467 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,922,389
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,374,081)

	Net unrealized appreciation	$8,548,308

(b)	Variable rate security. Rate as of September 30, 2011 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of Rule 144A holdings amounted to $5,627,236 or 1.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.

See accompanying notes to financial statements.

59  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2011

Loomis Sayles Limited Term Government and Agency Fund – (continued)

FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Industry Summary at September 30, 2011 (Unaudited)

Hybrid ARMs	20.7%
Mortgage Related	17.5
Treasuries	16.3
Commercial Mortgage-Backed Securities	14.0
Collateralized Mortgage Obligations	11.1
Government Owned — No Guarantee	10.2
Other Investments, less than 2% each	3.5
Short-Term Investments	13.5

Total Investments	106.8
Other assets less liabilities	(6.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Statements of Assets and Liabilities

September 30, 2011

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$511,787,616	$120,646,970	$24,062,992	$528,730,369
Net unrealized appreciation (depreciation)	12,899,830	(9,675,944)	(15,341)	9,846,406

Investments at value	524,687,446	110,971,026	24,047,651	538,576,775
Foreign currency at value (identified cost $0, $41,299, $279,481 and $0)	—	37,477	271,938	—
Receivable for Fund shares sold	4,854,388	1,565,286	39,665	2,578,061
Receivable for securities sold	—	214,331	—	—
Collateral received for open forward foreign currency contracts (Note 2)	189,000	—	—	—
Dividends and interest receivable	5,958,049	1,886,641	284,628	2,280,665
Unrealized appreciation on forward foreign currency contracts (Note 2)	628,790	243,595	24,478	—
Tax reclaims receivable	—	11,590	1,686	—

TOTAL ASSETS	536,317,673	114,929,946	24,670,046	543,435,501

LIABILITIES
Payable for securities purchased	12,880,715	176,790	60,000	18,370,028
Payable for delayed delivery securities purchased (Note 2)	—	—	—	18,759,689
Payable for Fund shares redeemed	809,764	42,968	7,026	1,183,942
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	11,340	216,083	—
Due to broker (Note 2)	189,000	—	—	—
Dividends payable	—	—	—	258,429
Management fees payable (Note 6)	162,676	74,091	6,675	167,705
Deferred Trustees’ fees (Note 6)	254,226	107,916	36,888	245,799
Administrative fees payable (Note 6)	18,873	4,579	1,031	18,194
Other accounts payable and accrued expenses	99,803	66,953	59,806	132,184

TOTAL LIABILITIES	14,415,057	484,637	387,509	39,135,970

NET ASSETS	$521,902,616	$114,445,309	$24,282,537	$504,299,531

NET ASSETS CONSIST OF:
Paid-in capital	$498,916,578	$111,714,534	$22,688,367	$496,255,450
Undistributed net investment income (Distributions in excess of net investment income)	1,152,730	932,138	1,252,531	(504,228)
Accumulated net realized gain (loss) on investments and foreign currency transactions	8,337,929	11,271,794	569,857	(1,298,097)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,495,379	(9,473,157)	(228,218)	9,846,406

NET ASSETS	$521,902,616	$114,445,309	$24,282,537	$504,299,531

See accompanying notes to financial statements.

61  |

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$237,759,295	$59,906,677	$10,927,254	$293,674,629

Shares of beneficial interest	18,713,226	13,441,161	999,115	24,734,914

Net asset value and redemption price per share	$12.71	$4.46	$10.94	$11.87

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.31	$4.67	$11.46	$12.24

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,092,073	$737,841	$—	$10,975,605

Shares of beneficial interest	242,479	165,065	—	925,387

Net asset value and offering price per share	$12.75	$4.47	$—	$11.86

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$137,836,091	$15,790,270	$7,503,382	$68,775,628

Shares of beneficial interest	10,842,202	3,534,939	690,279	5,787,673

Net asset value and offering price per share	$12.71	$4.47	$10.87	$11.88

Class Y shares:
Net assets	$143,215,157	$38,010,521	$5,851,901	$130,873,669

Shares of beneficial interest	11,204,576	8,530,189	535,257	10,988,443

Net asset value, offering and redemption price per share	$12.78	$4.46	$10.93	$11.91

See accompanying notes to financial statements.

|  62

Statements of Operations

For the Year Ended September 30, 2011

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$20,014,505	$10,526,318	$879,388	$9,212,539
Dividends	104,421	445,659	—	—

	20,118,926	10,971,977	879,388	9,212,539

Expenses
Management fees (Note 6)	1,652,390	973,876	157,239	1,862,522
Service and distribution fees (Note 6)	1,783,850	400,652	102,366	1,351,006
Administrative fees (Note 6)	189,203	75,402	12,176	187,246
Trustees’ fees and expenses (Note 6)	42,222	25,078	17,969	38,627
Transfer agent fees and expenses (Note 6)	377,849	163,551	17,107	378,854
Audit and tax services fees	49,183	48,663	49,334	49,387
Custodian fees and expenses	32,184	38,397	44,661	29,897
Legal fees	28,358	2,645	414	6,572
Registration fees	75,894	87,632	52,679	95,716
Shareholder reporting expenses	61,238	15,653	5,674	40,031
Miscellaneous expenses	18,216	11,131	7,129	16,830

Total expenses	4,310,587	1,842,680	466,748	4,056,688
Fee/expense recovery (Note 6)	—	14,930	—	—
Less waiver and/or expense reimbursement (Note 6)	—	—	(141,627)	(286,899)

Net expenses	4,310,587	1,857,610	325,121	3,769,789

Net investment income	15,808,339	9,114,367	554,267	5,442,750

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	11,410,140	13,248,553	2,157,361	3,687,939
Foreign currency transactions	1,258,801	(114,002)	364,373	—
Net change in unrealized appreciation (depreciation) on:
Investments	(13,755,321)	(24,267,692)	(2,307,197)	(2,532,547)
Foreign currency translations	582,642	197,764	(378,994)	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(503,738)	(10,935,377)	(164,457)	1,155,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,304,601	$(1,821,010)	$389,810	$6,598,142

See accompanying notes to financial statements.

63  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$15,808,339	$13,660,599	$9,114,367	$10,726,616
Net realized gain on investments and foreign currency transactions	12,668,941	11,688,056	13,134,551	15,069,056
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(13,172,679)	13,900,860	(24,069,928)	(11,929)

Net increase (decrease) in net assets resulting from operations	15,304,601	39,249,515	(1,821,010)	25,783,743

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(9,722,337)	(8,308,883)	(4,818,304)	(4,606,994)
Class B	(140,826)	(232,826)	(55,282)	(84,337)
Class C	(4,743,579)	(4,369,129)	(1,092,134)	(1,149,766)
Class Y	(3,422,261)	(2,762,927)	(4,173,442)	(5,066,381)

Total distributions	(18,029,003)	(15,673,765)	(10,139,162)	(10,907,478)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	112,969,587	128,799,979	(32,012,862)	(41,510,546)

Net increase (decrease) in net assets	110,245,185	152,375,729	(43,973,034)	(26,634,281)
NET ASSETS
Beginning of the year	411,657,431	259,281,702	158,418,343	185,052,624

End of the year	$521,902,616	$411,657,431	$114,445,309	$158,418,343

UNDISTRIBUTED NET INVESTMENT INCOME	$1,152,730	$249,369	$932,138	$178,040

See accompanying notes to financial statements.

|  64

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$554,267	$647,223	$5,442,750	$4,207,760
Net realized gain on investments and foreign currency transactions	2,521,734	81,150	3,687,939	5,299,478
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,686,191)	1,114,447	(2,532,547)	5,267,995

Net increase in net assets resulting from operations	389,810	1,842,820	6,598,142	14,775,233

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(571,142)	(356,057)	(5,000,378)	(3,182,978)
Class B	—	—	(124,663)	(65,117)
Class C	(182,583)	(148,175)	(990,378)	(971,553)
Class Y	(143,686)	(329,863)	(2,328,759)	(1,424,364)
Net realized capital gains
Class A	(229,358)	(81,934)	(1,500,749)	—
Class B	—	—	(29,955)	—
Class C	(79,673)	(46,824)	(583,534)	—
Class Y	(24,156)	(94,216)	(770,404)	—

Total distributions	(1,230,598)	(1,057,069)	(11,328,820)	(5,644,012)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(8,686,919)	8,541,560	168,885,860	128,975,189

Net increase (decrease) in net assets	(9,527,707)	9,327,311	164,155,182	138,106,410
NET ASSETS
Beginning of the year	33,810,244	24,482,933	340,144,349	202,037,939

End of the year	$24,282,537	$33,810,244	$504,299,531	$340,144,349

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$1,252,531	$(163,380)	$(504,228)	$(127,347)

See accompanying notes to financial statements.

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|  66

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
9/30/2011	$12.75	$0.52	$0.03	(h)	$0.55	$(0.59)	$—	$(0.59)
9/30/2010	11.91	0.54	0.91		1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44		2.03	(0.66)	—	(0.66)
9/30/2008	11.31	0.55	(0.71)		(0.16)	(0.61)	—	(0.61)
9/30/2007	11.23	0.50	0.14		0.64	(0.56)	—	(0.56)
Class B
9/30/2011	12.79	0.42	0.03	(h)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92		1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45		1.95	(0.57)	—	(0.57)
9/30/2008	11.31	0.44	(0.67)		(0.23)	(0.51)	—	(0.51)
9/30/2007	11.24	0.41	0.13		0.54	(0.47)	—	(0.47)
Class C
9/30/2011	12.76	0.42	0.02	(h)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91		1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44		1.95	(0.58)	—	(0.58)
9/30/2008	11.32	0.47	(0.71)		(0.24)	(0.53)	—	(0.53)
9/30/2007	11.25	0.41	0.13		0.54	(0.47)	—	(0.47)
Class Y
9/30/2011	12.82	0.55	0.03	(h)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92		1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44		2.06	(0.69)	—	(0.69)
9/30/2008	11.36	0.58	(0.70)		(0.12)	(0.64)	—	(0.64)
9/30/2007	11.29	0.54	0.13		0.67	(0.60)	—	(0.60)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

67  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (g)	Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$12.71	4.42	$237,759	0.87	0.87	4.07	86
—	12.75	12.55	214,723	0.90	0.90	4.41	87
—	11.91	20.07	140,779	0.90	0.97	5.43	102
0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82
0.00	11.31	5.70	105,780	1.04	1.09	4.41	69

—	12.75	3.60	3,092	1.62	1.62	3.32	86
—	12.79	11.64	4,490	1.65	1.65	3.64	87
—	11.95	19.19	7,028	1.65	1.72	4.66	102
0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82
0.00	11.31	4.90	87,101	1.79	1.85	3.64	69

—	12.71	3.56	137,836	1.62	1.62	3.32	86
—	12.76	11.71	123,123	1.65	1.65	3.66	87
—	11.92	19.20	77,081	1.65	1.72	4.69	102
0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82
0.00	11.32	4.91	12,690	1.78	1.82	3.66	69

—	12.78	4.65	143,215	0.62	0.62	4.31	86
—	12.82	12.85	69,322	0.65	0.65	4.66	87
—	11.97	20.37	34,394	0.65	0.68	5.67	102
0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82
0.00	11.36	6.06	15,946	0.70	0.75	4.75	69

(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
9/30/2011	$4.91	$0.28	$(0.42)	$(0.14)	$(0.31)	$—	$(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)
Class B
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)
Class C
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)
Class Y
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)
9/30/2008*	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)
INTERNATIONAL BOND FUND
Class A
9/30/2011	$11.17	$0.25	$0.06 (i)	$0.31	$(0.40)	$(0.14)	$(0.54)
9/30/2010	10.84	0.22	0.48	0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)
9/30/2008(j)	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)
Class C
9/30/2011	11.11	0.17	0.05 (i)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46	0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)
9/30/2008(j)	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)
Class Y
9/30/2011	11.16	0.28	0.06 (i)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47	0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)
9/30/2008(j)	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)

*	From commencement of Class operations on February 29, 2008 through September 30, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

69  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$4.46	(3.30)	$59,907	1.15	(g)	1.15	(g)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(h)	4.49	15.97	59,944	1.15		1.28		8.82	30
0.00		4.24	(10.98)	38,577	1.15		1.40		7.01	27
0.00		5.12	8.10	32,603	1.18		1.43		6.40	41

—		4.47	(4.04)	738	1.90	(g)	1.90	(g)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(h)	4.50	15.06	1,569	1.90		2.06		8.32	30
0.00		4.25	(11.64)	2,267	1.90		2.15		6.15	27
0.00		5.13	7.21	4,201	1.94		2.18		5.63	41

—		4.47	(4.02)	15,790	1.90	(g)	1.90	(g)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(h)	4.50	15.37	17,827	1.90		2.03		8.09	30
0.00		4.24	(11.62)	9,945	1.90		2.15		6.32	27
0.00		5.12	7.22	5,275	1.93		2.17		5.63	41

—		4.46	(2.86)	38,011	0.90	(g)	0.90	(g)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(h)	4.49	16.29	105,713	0.90		0.92		8.32	30
0.01		4.24	(9.10)	3,833	0.90		1.15		8.03	27

$—		$10.94	2.70	$10,927	1.10		1.64		2.26	136
—		11.17	6.66	18,758	1.10		1.49		2.14	128
—		10.84	20.41	8,479	1.10		2.11		3.29	91
0.00	(k)	9.19	(6.37)	1,953	1.10		2.95		2.66	60

—		10.87	1.87	7,503	1.85		2.40		1.52	136
—		11.11	5.86	6,145	1.85		2.24		1.40	128
—		10.82	19.58	2,955	1.85		2.93		2.56	91
0.01	(k)	9.18	(6.95)	683	1.85		3.70		1.92	60

—		10.93	3.06	5,852	0.85		1.36		2.47	136
—		11.16	6.92	8,908	0.85		1.23		2.41	128
—		10.82	20.73	13,049	0.85		1.92		3.53	91
0.01	(k)	9.18	(6.39)	9,981	0.85		2.48		2.74	60

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Effective June 1, 2009, redemption fees were eliminated.
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(j)	For the period February 1, 2008 (inception) through September 30, 2008.
(k)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2011	$12.02	$0.17	$0.03	$0.20	$(0.26)	$(0.09)	$(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)
Class B
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)
Class C
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)
Class Y
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

71  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$11.87	1.71	$293,675	0.85	0.92	1.44	66
12.02	6.03	164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52
11.00	4.46	108,536	0.99	1.10	4.13	45

11.86	1.04	10,976	1.60	1.68	0.72	66
12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52
10.99	3.72	6,787	1.74	1.85	3.37	45

11.88	0.96	68,776	1.60	1.67	0.68	66
12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52
11.00	3.62	5,261	1.74	1.85	3.38	45

11.91	2.05	130,874	0.60	0.67	1.68	66
12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52
11.03	4.79	4,201	0.71	0.75	4.43	45

(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

|  72

Notes to Financial Statements

September 30, 2011

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by

73  |

Notes to Financial Statements (continued)

September 30, 2011

the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans shall be priced at bid prices supplied by a pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Swap agreements are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net

|  74

Notes to Financial Statements (continued)

September 30, 2011

asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements (continued)

September 30, 2011

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also make or receive upfront payments. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is

|  76

Notes to Financial Statements (continued)

September 30, 2011

determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the year ended September 30, 2011.

f.  Due to Brokers.  Transactions and positions in forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities for Core Plus Bond Fund represent securities received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of securities held at brokers is restricted by regulation or broker mandated limits.

g.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be

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September 30, 2011

subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, deferred Trustees’ fees, return of capital dividend received and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark to market, dividends payable, return of capital dividend received, preferred securities adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$18,029,003	$—	$18,029,003	$15,673,765	$—	$15,673,765
High Income Fund	10,139,162	—	10,139,162	10,907,478	—	10,907,478
International Bond Fund	1,028,434	202,164	1,230,598	1,057,069	—	1,057,069
Limited Term Government and Agency Fund	10,215,010	1,113,810	11,328,820	5,644,012	—	5,644,012

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

September 30, 2011

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$5,504,837	$3,761,158	$1,440,170	$—
Undistributed long-term capital gains	5,686,797	9,465,931	303,712	—

Total undistributed earnings	11,191,634	13,227,089	1,743,882	—

Unrealized appreciation (depreciation)	12,048,633	(10,378,726)	(112,822)	8,548,308

Total accumulated earnings	$23,240,267	$2,848,363	$1,631,060	$8,548,308

Capital loss carryforward utilized in the current year	$181,728	$33,112	$—	$815,748

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

i.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

j.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will

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Notes to Financial Statements (continued)

September 30, 2011

occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2011, none of the Funds had loaned securities under this agreement.

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve

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Notes to Financial Statements (continued)

September 30, 2011

future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$504,806,433	$—	$504,806,433
Preferred Stocks
Non-Captive Consumer	231,916	—	—	231,916
Non-Captive Diversified	1,189,776	—	319,200	1,508,976

Total Preferred Stocks	1,421,692	—	319,200	1,740,892

Short-Term Investments	—	18,140,121	—	18,140,121

Total Investments	1,421,692	522,946,554	319,200	524,687,446

Forward Foreign Currency Contracts (unrealized appreciation)	—	628,790	—	628,790

Total	$1,421,692	$523,575,344	$319,200	$525,316,236

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2011

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$—	$843,525	$843,525
Treasuries	—	8,079,045	27,508	8,106,553
All Other Non-Convertible Bonds(a)	—	69,425,074	—	69,425,074

Total Non-Convertible Bonds	—	77,504,119	871,033	78,375,152

Convertible Bonds(a)	—	18,386,438	—	18,386,438

Total Bonds and Notes	—	95,890,557	871,033	96,761,590

Senior Loans(a)	—	834,329	—	834,329
Preferred Stocks(a)	3,942,780	2,314,830	—	6,257,610
Common Stocks(a)	3,236,035	—	—	3,236,035
Warrants(b)	—	—	—	—
Short-Term Investments	—	3,881,462	—	3,881,462

Total Investments	7,178,815	102,921,178	871,033	110,971,026

Forward Foreign Currency Contracts (unrealized appreciation)	—	243,595	—	243,595

Total	$7,178,815	$103,164,773	$871,033	$111,214,621

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(11,340)	$—	$(11,340)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued at zero using Level 3 inputs.

A preferred stock valued at $85,425 was transferred from Level 2 to Level 1 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued at a market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2011

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Supranationals	$—	$1,496,317	$118,679	$1,614,996
All Other Non-Convertible Bonds(a)	—	21,904,444	—	21,904,444

Total Non-Convertible Bonds	—	23,400,761	118,679	23,519,440

Convertible Bonds(a)	—	46,812	—	46,812

Total Bonds and Notes	—	23,447,573	118,679	23,566,252

Short-Term Investments	—	481,399	—	481,399

Total Investments	—	23,928,972	118,679	24,047,651

Forward Foreign Currency Contracts (unrealized appreciation)	—	24,478	—	24,478

Total	$—	$23,953,450	$118,679	$24,072,129

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(216,083)	$—	$(216,083)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$470,409,176	$—	$470,409,176
Short-Term Investments	—	68,167,599	—	68,167,599

Total	$—	$538,576,775	$—	$538,576,775

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2011

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2011:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Preferred Stocks
Non-Captive Diversified	$—	$—	$—	$(159,683)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Preferred Stocks
Non-Captive Diversified	$—	$478,883	$—	$319,200	$(159,683)

A preferred stock valued at $478,883 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$4,723	$—	$30,752	$488,850
Treasuries	—	1,749	—	(22,081)	47,840

Total	$—	$6,472	$—	$8,671	$536,690

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Notes to Financial Statements (continued)

September 30, 2011

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$319,200	$—	$843,525	$30,752
Treasuries	—	—	—	27,508	(22,081)

Total	$—	$319,200	$—	$871,033	$8,671

A debt security valued at $319,200 was transferred from Level 2 to Level 3 during the period ended September 30, 2011. At September 30, 2010, this security was valued on the basis of evaluated bids furnished to the Fund by a pricing service; at September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Supranationals	$—	$112	$—	$(7,247)	$125,814

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2011
Bonds and Notes
Non-Convertible Bonds
Supranationals	$—	$—	$—	$118,679	$(7,247)

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Notes to Financial Statements (continued)

September 30, 2011

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2011, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, Core Plus Bond Fund and International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2011, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
International Bond Fund	Barclays	$(33,038)	$—
	Credit Suisse	(76,991)	—
	JPMorgan Chase	(2,968)	—
	UBS AG	(78,608)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of September 30, 2011:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Core Plus Bond Fund	$628,790	$628,790
High Income Fund	243,595	232,255
International Bond Fund	24,478	—

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Notes to Financial Statements (continued)

September 30, 2011

These amounts do not take into account the value of any collateral received by the Funds.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Core Plus Bond Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$628,790

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$1,324,388
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	628,790

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$243,595
Liabilities
Unrealized depreciation on forward foreign currency contracts	(11,340)

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Notes to Financial Statements (continued)

September 30, 2011

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(135,361)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	232,255

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$24,478
Liabilities
Unrealized depreciation on forward foreign currency contracts	(216,083)

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2011, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$325,787
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(326,196)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives

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Notes to Financial Statements (continued)

September 30, 2011

may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forwards activity, as a percentage of net assets, for Core Plus Bond Fund, High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2011:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	2.97%
Highest Notional Amount Outstanding	6.81%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2011	5.25%

High Income Fund	Forwards
Average Notional Amount Outstanding	1.35%
Highest Notional Amount Outstanding	3.48%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2011	3.48%

International Bond Fund	Forwards
Average Notional Amount Outstanding	26.10%
Highest Notional Amount Outstanding	42.00%
Lowest Notional Amount Outstanding	16.81%
Notional Amount Outstanding as of September 30, 2011	23.88%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$233,115,145	$209,074,498	$237,900,742	$136,150,727
High Income Fund	—	—	96,264,356	124,632,317
International Bond Fund	3,836,224	3,834,511	30,430,208	39,393,804
Limited Term Government and Agency Fund	324,250,781	227,810,506	69,103,919	31,674,196

89  |

Notes to Financial Statements (continued)

September 30, 2011

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

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Notes to Financial Statements (continued)

September 30, 2011

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2011, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees(1)	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$826,195	$—	$826,195	0.203%	0.203%
High Income Fund	973,876	—	973,876	0.600%	0.600%
International Bond Fund	157,239	141,627	15,612	0.600%	0.060%
Limited Term Government and Agency Fund	1,862,522	286,899	1,575,623	0.462%	0.391%

(1)	Management fee waivers are subject to possible recovery until September 30, 2012.

For the year ended September 30, 2011, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$826,195	0.203%

For the year ended September 30, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
High Income Fund	$7,050	$93	$1,820	$5,967	$14,930

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset

91  |

Notes to Financial Statements (continued)

September 30, 2011

Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2011, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$525,086	$9,162	$305,529	$27,488	$916,585
High Income Fund	192,113	2,531	49,604	7,594	148,810
International Bond Fund	38,790	—	15,894	—	47,682
Limited Term Government and Agency Fund	573,178	21,540	172,917	64,619	518,752

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among

|  92

Notes to Financial Statements (continued)

September 30, 2011

Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$189,203
High Income Fund	75,402
International Bond Fund	12,176
Limited Term Government and Agency Fund	187,246

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$257,319
High Income Fund	105,419
International Bond Fund	11,160
Limited Term Government and Agency Fund	141,500

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Notes to Financial Statements (continued)

September 30, 2011

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2011 were as follows:

Fund	Commissions
Core Plus Bond Fund	$454,454
High Income Fund	101,403
International Bond Fund	40,922
Limited Term Government and Agency Fund	273,492

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a

|  94

Notes to Financial Statements (continued)

September 30, 2011

$200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended September 30, 2011, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  At September 30, 2011, the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentage of net assets:

Fund	Retirement Plan
International Bond Fund	0.37%
Limited Term Government and Agency Fund	0.08%

From time to time, the Funds may have a concentration of one or more shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholder accounts could have material impacts on the Funds. As of September 30, 2011, certain Funds had shareholder accounts that comprised more than 5% of the Fund’s total outstanding shares. Such accounts may be beneficially held by one or more individuals or entities other than the owner of record. The number of shareholder accounts owning more than 5% of total outstanding shares, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

	Number of 5% Shareholder Accounts	Percentage of Ownership
Core Plus Bond Fund	1	31.31%
International Bond Fund	1	36.42%
Limited Term Government and Agency Fund	1	6.71%

95  |

Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,870,741	$100,254,532	8,076,791	$99,281,285
Issued in connection with the reinvestment of distributions	562,968	7,131,144	503,145	6,118,146
Redeemed	(6,563,842)	(83,095,094)	(3,556,858)	(43,324,928)

Net change	1,869,867	$24,290,582	5,023,078	$62,074,503

Class B
Issued from the sale of shares	26,416	$338,841	46,593	$562,160
Issued in connection with the reinvestment of distributions	8,589	109,089	14,472	175,787
Redeemed	(143,488)	(1,828,591)	(298,342)	(3,615,617)

Net change	(108,483)	$(1,380,661)	(237,277)	$(2,877,670)

Class C
Issued from the sale of shares	3,812,615	$48,580,295	4,971,733	$60,338,041
Issued in connection with the reinvestment of distributions	149,316	1,892,845	143,826	1,750,082
Redeemed	(2,772,280)	(35,095,298)	(1,930,707)	(23,457,007)

Net change	1,189,651	$15,377,842	3,184,852	$38,631,116

Class Y
Issued from the sale of shares	9,029,915	$116,089,119	4,875,867	$59,587,010
Issued in connection with the reinvestment of distributions	140,385	1,792,593	102,891	1,263,048
Redeemed	(3,372,809)	(43,199,888)	(2,443,989)	(29,878,028)

Net change	5,797,491	$74,681,824	2,534,769	$30,972,030

Increase (decrease) from capital share transactions	8,748,526	$112,969,587	10,505,422	$128,799,979

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Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	18,914,773	$95,991,464	7,886,065	$37,432,096
Issued in connection with the reinvestment of distributions	752,698	3,747,490	740,661	3,486,120
Redeemed	(20,080,912)	(101,121,007)	(8,110,153)	(38,368,078)

Net change	(413,441)	$(1,382,053)	516,573	$2,550,138

Class B
Issued from the sale of shares	7,798	$39,272	27,891	$131,139
Issued in connection with the reinvestment of distributions	8,794	43,828	13,045	61,362
Redeemed	(97,228)	(487,971)	(143,704)	(680,984)

Net change	(80,636)	$(404,871)	(102,768)	$(488,483)

Class C
Issued from the sale of shares	1,268,510	$6,372,692	1,272,869	$6,002,594
Issued in connection with the reinvestment of distributions	130,779	650,658	138,274	650,996
Redeemed	(1,792,125)	(8,989,058)	(1,443,966)	(6,801,815)

Net change	(392,836)	$(1,965,708)	(32,823)	$(148,225)

Class Y
Issued from the sale of shares	15,208,663	$76,115,275	10,174,824	$47,942,376
Issued in connection with the reinvestment of distributions	718,068	3,585,069	940,961	4,395,066
Redeemed	(21,646,978)	(107,960,574)	(20,410,850)	(95,761,418)

Net change	(5,720,247)	$(28,260,230)	(9,295,065)	$(43,423,976)

Increase (decrease) from capital share transactions	(6,607,160)	$(32,012,862)	(8,914,083)	$(41,510,546)

97  |

Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,211,150	$13,782,950	1,454,026	$15,450,317
Issued in connection with the reinvestment of distributions	59,092	637,499	25,628	268,292
Redeemed	(1,950,042)	(21,739,657)	(582,821)	(6,085,212)

Net change	(679,800)	$(7,319,208)	896,833	$9,633,397

Class C
Issued from the sale of shares	309,408	$3,486,185	488,076	$5,290,541
Issued in connection with the reinvestment of distributions	9,437	102,127	4,722	49,432
Redeemed	(181,598)	(1,994,024)	(212,865)	(2,176,537)

Net change	137,247	$1,594,288	279,933	$3,163,436

Class Y
Issued from the sale of shares	505,134	$5,693,161	363,950	$3,901,435
Issued in connection with the reinvestment of distributions	8,923	97,881	34,152	358,772
Redeemed	(776,615)	(8,753,041)	(805,893)	(8,515,480)

Net change	(262,558)	$(2,961,999)	(407,791)	$(4,255,273)

Increase (decrease) from capital share transactions	(805,111)	$(8,686,919)	768,975	$8,541,560

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Notes to Financial Statements (continued)

September 30, 2011

10.  Capital Shares (continued).

	Year Ended September 30, 2011		Year Ended September 30, 2010
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	20,840,756	$248,142,366	11,266,230	$133,267,058
Issued in connection with the reinvestment of distributions	438,301	5,215,842	199,254	2,358,259
Redeemed	(10,214,288)	(121,563,216)	(8,020,196)	(94,867,976)

Net change	11,064,769	$131,794,992	3,445,288	$40,757,341

Class B
Issued from the sale of shares	912,056	$10,801,235	74,327	$877,417
Issued in connection with the reinvestment of distributions	11,626	138,181	4,282	50,516
Redeemed	(335,640)	(3,991,576)	(124,533)	(1,466,258)

Net change	588,042	$6,947,840	(45,924)	$(538,325)

Class C
Issued from the sale of shares	2,478,244	$29,568,408	4,108,090	$48,568,618
Issued in connection with the reinvestment of distributions	74,077	882,261	41,123	487,281
Redeemed	(3,083,387)	(36,752,240)	(2,221,038)	(26,267,537)

Net change	(531,066)	$(6,301,571)	1,928,175	$22,788,362

Class Y
Issued from the sale of shares	11,014,945	$131,705,304	10,058,653	$119,749,282
Issued in connection with the reinvestment of distributions	100,885	1,204,459	40,673	484,828
Redeemed	(8,080,128)	(96,465,164)	(4,553,430)	(54,266,299)

Net change	3,035,702	$36,444,599	5,545,896	$65,967,811

Increase (decrease) from capital share transactions	14,157,447	$168,885,860	10,873,435	$128,975,189

99  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2011

|  100

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2011, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.41%
High Income	1.32%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2011, unless subsequently determined to be different.

Fund	Amount
Limited Term Government and Agency	$1,113,810
International Bond	202,164

Qualified Dividend Income.  For the fiscal year ended September 30, 2011, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income

101  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on Board of Trustees of the Trusts; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on Board of Trustees of the Trusts; mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[1,3] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[4] (1960)	Trustee Since 2000 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chief Executive Officer of Natixis Funds Trust I and President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P

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Trustee and Officer Information

[4]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held With the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUSTS continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trust and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11
Loomis Sayles Core Plus Bond Fund	$39,190	$39,790	$75	$201	$7,511	$7,450	$—	$—

1.	Audit-related fees consist of:

2010 & 2011 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

2010 - review of Registrant’s tax returns, consulting services with respect to complex security types and consulting services related to new Massachusetts filing requirements.

2011 - review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2010 and 2011 were $7,586 and $7,651, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11	10/1/09- 9/30/10	10/1/10- 9/30/11
Control Affiliates	$12,000	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/09-9/30/10	10/1/10-9/30/11
Control Affiliates	$174,242	$56,589

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 22, 2011

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 22, 2011